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                                                                  Exhibit 10.6.5


                               M E M O R A N D U M
                               -------------------

                                                February 6, 2003

TO:    The Lenders under the Credit Agreement referred to below

FROM:  Goldman Sachs Credit Partners L.P.

                             Re:   SIMMONS COMPANY

     It has come to our attention that in connection with the Fourth Amendment to the Simmons Company Credit and Guaranty Agreement dated as of October 31, 2002, a drafting error occurred whereby Section 2.25 of the Credit Agreement was inadvertently deleted. Section 2.25 concerns the Company's ability to increase the Tranche C Term Loan Commitments by an aggregate amount not in excess of $50,000,000 and in minimum amounts of not less than $10,000,000 and in integral multiples of $5,000,000 (such increase, the "Incremental Tranche C Term Loan Commitments"). In addition, certain references and definitions used in connection with Section 2.25 were also deleted. The Company wishes to replace the inadvertently deleted Section 2.25 and corresponding references and definitions. In addition, Company and Requisite Lenders wish to amend Section 2.25(e) to include a yield protection clause for the benefit of the Lenders.

     Furthermore, Company and Requisite Lenders wish to amend Section 6.5(v)(b) which allows for share repurchases from deceased, terminated or retired Management Investors not to exceed $6,000,000 only for Fiscal Year 2002 (up from an annual basket of $2,500,000) by carrying over unused share repurchases into Fiscal Year 2003. During Fiscal Year 2002, the Company only repurchased shares worth $3,288,000 as several large share repurchases were delayed into Fiscal Year 2003.

     We are requesting that you acknowledge and consent to the replacement of the inadvertently deleted Section 2.25 and the above mentioned references and defined terms, and the amendments to Section 2.25(e) and Section 6.5(v)(b) (all as set forth on Appendix A attached hereto), by COMPLETING AND SIGNING THIS LETTER WHERE INDICATED BELOW AND FAXING IT BACK TO CATHERINE HUIE, LEGAL ASSISTANT, AT SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP (FAX NO. 917-777-5145) PRIOR TO 5:00 PM (NEW YORK TIME), FRIDAY, FEBRUARY 14, 2003. Upon receipt by the Administrative Agent of sufficient copies of this memorandum, originally executed and delivered by the Credit Parties and the Requisite Lenders (as defined in the Credit Agreement), the consents and amendments set forth herein shall be effective.


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                                   APPENDIX A

1. The parties hereto hereby consent to and acknowledge the reinsertion of the inadvertently deleted Section 2.25 and the deleted references and definitions used in connection with Section 2.25 such as "Incremental Tranche C Term Loan Commitments", "Incremental Tranche C Term Loan Effective Date", "Incremental Tranche C Term Loans", "Incremental Tranche C Term Loan Lender", "Incremental Tranche C Term Loan Notice" and "Incremental Tranche C Term Loan Syndication Agent".

2. The parties hereto hereby consent to and acknowledge the following amendments to Section 2.25(e) adding clauses (iv) and (v) thereto which contain the following yield protection language for the benefit of Lenders:

     "(iv) the Applicable Margin for each Incremental Tranche C Term Loan (which, for such purposes only, shall be deemed to include the QUOTIENT resulting from the aggregate of all upfront or similar fees or original issue discount payable to all Lenders providing such Incremental Tranche C Term Loans DIVIDED by four (4), but exclusive of any arrangement, structuring or other fees payable in connection therewith that are not shared with all Lenders providing such Incremental Tranche C Term Loans) determined as of the applicable Incremental Tranche C Term Loan Effective Date shall not be greater than 0.25% above the Applicable Margin then in effect for Tranche C Term Loans (which, for such purposes only, shall be deemed to include the QUOTIENT resulting from the aggregate of all upfront or similar fees or original issue discount paid to all Tranche C Lenders on the applicable Incremental Tranche C Term Loan Effective Date DIVIDED by four (4), but exclusive of any arrangement, structuring or other fees payable in connection therewith that are not shared with all Tranche C Lenders); and

     (v) other than with respect to amortization, maturity date and pricing, terms relating to such Incremental Tranche C Term Loans shall be on the same terms and conditions as those applicable to Tranche C Term Loans."

3.   The parties hereto hereby consent to and acknowledge the amendment to
Section 6.5(v)(b) which shall delete the phrase "$6,000,000 only for the 2002 Fiscal Year" in its entirety and substitute "$3,288,000 only for the 2002 Fiscal Year and $5,212,000 only for the 2003 Fiscal Year" therefor.



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CONSENTED TO AND AGREED:



----------------------------
NAME OF LENDER

By:
   -------------------------
   Name:
   Title:



CONSENTED TO AND AGREED:

SIMMONS COMPANY
SIMMONS HOLDINGS, INC.

By:
   -------------------------
   Name:
   Title:


SIMMONS INTERNATIONAL HOLDINGS COMPANY, INC.

By:
   -------------------------
   Name:
   Title:


THE SIMMONS MANUFACTURING CO., LLC
WORLD OF SLEEP OUTLETS, LLC
SIMMONS CONTRACT SALES, LLC
GALLERY CORP.

By:
   -------------------------
   Name:
   Title:


DREAMWELL, LTD.
SIMMONS CAPITAL MANAGEMENT, LLC

By:
   -------------------------
   Name:
   Title: